UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 5, 2005


                               Rogers Corporation
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Massachusetts                    1-4347                  06-0513860
      -------------------         -------------------         -----------------
(State or other Jurisdiction      (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                   Identification No.)

           One Technology Drive
           P.O. Box 188
           Rogers, Connecticut                            06263-0188
           ----------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                        ---------------------------------


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ITEM 2.06         Material Impairments


On July 5, 2005, Rogers Corporation (the "Company") concluded that the Company currently expects to take a non-cash charge in the second quarter of 2005 related to the write-down of impaired assets within the Company's High Performance Foams business segment. The non-cash impairment charge, determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, involves writing down the value of the assets associated with the polyolefin foam business, which is reported within the High Performance Foams business segment. As previously discussed, this operation, part of the Company's Carol Stream, Illinois facility, has continued to underperform, resulting in poor operational efficiency and yields, and has also incurred significant raw material price increases. Rogers determined that these conditions, and the resulting operating losses, are not temporary and result in the impairment of the related assets.

The Company currently estimates that the non-cash charge will be in the range of $11 million to $14 million.

The impairment charge will not result in future cash expenditures by the Company.

A copy of the press release by Company issued on July 7, 2005 announcing the expected impairment charge is filed as Exhibit 99.1 to this Form 8-K and is incorporate herein by reference.


ITEM 7.01         Regulation FD Disclosure

On July 7, 2005, the Company also announced an update to its second quarter 2005 guidance. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished in this report in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01         Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

         99.1 Press release by Rogers Corporation dated July 7, 2005 issued by Rogers Corporation (filed herewith pursuant to item 2.06 and furnished herewith pursuant to Item 7.01).


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     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ROGERS CORPORATION


                             By: /s/  Paul B. Middleton
                                ------------------------------------------------
                             Name:  Paul B. Middleton
                             Title: Acting Chief Financial Officer and Corporate Controller

Date:  July 7, 2005

                                  EXHIBIT INDEX

      Exhibit No.   Description
      -----------   -----------

           99.1 Press release by Rogers Corporation dated July 7, 2005 issued by Rogers Corporation (filed herewith pursuant to item 2.06 and furnished herewith pursuant to Item 7.01).